INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

A SERIES OF ADVISERS INVESTMENT TRUST

Supplement dated September 26, 2018

to the Statement of Additional Information dated January 28, 2018

CHANGE TO DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

On page 20, under the heading “Disclosure of Portfolio Holdings,” the third paragraph of that section is deleted in its entirety and replaced with the following:

Pursuant to policies and procedures adopted by the Board of Trustees, the Fund has ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, Administrator, Transfer Agent, Fund Accounting Agent, and Custodian and on an as needed basis to other third parties providing services to the Fund. The Adviser, Administrator, Transfer Agent, Fund Accounting Agent, and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Fund. The Fund discloses portfolio holdings to their auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time. Additionally, on a monthly basis, investors are provided holdings and other portfolio information. Certain investors and their consultants or agents may receive this information periodically in a specialized format to allow for internal analysis.

This Supplement and the Prospectus and Statement of Additional Information should be retained for future reference.